Exhibit 4.2
TOTAL CAPITAL CANADA LTD.
Officer’s Certificate
Pursuant to Sections 102 and 301 of the Indenture
I, Jérôme Schmitt, the President of Total Capital Canada Ltd., a corporation incorporated under the laws of Alberta, Canada (the “Company”), hereby certify that:
     1. On January 21, 2011, I, as duly appointed President of the Company, acting pursuant to the resolution of the Board of Directors of the Company dated January 18, 2011, decided the issuance by the Company of US$750,000,000 principal amount of 1.625% Guaranteed Notes Due 2014 (the “Three-Year Fixed Rate Notes”) and the Company’s US$750,000,000 principal amount of Floating Rate Guaranteed Notes Due 2014 (the “Three-Year Floating Rate Notes” and, together with the Three-Year Fixed Rate Notes, the “Notes”), the terms of which are in conformity with the provisions set forth in the Indenture dated January 28, 2011, among the Company, TOTAL S.A. and The Bank of New York Mellon, as trustee (the “Indenture”), and consist of the following:
          (a) the Company may issue Securities of the same series as either series of the Notes without the consent of the holders of such series of the Notes; any Securities so issued will have the same terms as the Notes in all respects, except for the original interest accrual date and the first interest payment date, as the case may be, so that such Securities will be consolidated and form a single series with the Three-Year Fixed Rate Notes or the Three-Year Floating Rate Notes, as the case may be;
          (b) the Three-Year Fixed Rate Notes shall have such other terms and provisions as are provided in the form thereof set forth in Annex A hereto, and shall be issued in substantially such form; and
          (c) the Three-Year Floating Rate Notes shall have such other terms and provisions as are provided in the form thereof set forth in Annex B hereto, and shall be issued in substantially such form.
     2. All conditions precedent provided for in the Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the authentication and delivery of the Notes, as requested in the accompanying Company Order of even date herewith, have been complied with.
The following statements are made pursuant to the provisions of Section 102 of the Indenture:

(a)	the undersigned has read the provisions of the Indenture setting forth the covenants and conditions relating to the authentication and delivery of the Notes and in respect of compliance with which this certificate is being delivered, and the definitions in the Indenture relating thereto;

(b)	the undersigned has examined the resolutions of the Board of Directors of the Company, such other corporate records of the Company, and such other documents deemed necessary as a basis for the opinion hereinafter expressed;

(c)	in the opinion of the undersigned, such examination is sufficient to enable me to express an informed opinion as to whether or not the covenants and conditions referred to above have been complied with; and

(d)	the undersigned is of the opinion that such covenants and conditions have been complied with.
Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Indenture.
IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: January 28, 2011
/s/ Jérôme Schmitt
	Name:	Jérôme Schmitt
	Title:	President

Annex A
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
Total Capital Canada Ltd.
1.625% Guaranteed Note Due 2014

No. [•]	U.S.$ [•] CUSIP 89153U AB7 ISIN US89153UAB70
          Total Capital Canada Ltd., a corporation duly organized and existing under the laws of Alberta, Canada, having its registered office at 2900, 240 – 4th Avenue S.W., Calgary, Alberta, T2P 4H4, Canada (herein called the “Company”, which term includes any successor or substitute corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [•] (U.S.$ [•]) on January 28, 2014, and to pay interest thereon from January 28, 2011 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 28 and July 28 in each year, commencing July 28, 2011, at the rate of 1.625% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 13 or July 13 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
          If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority thereof or therein) in respect of any amounts to be paid by the Company of principal of or interest on a Security of any series, then the Company will pay to the Holder of a Security of such series such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is otherwise entitled; provided, however, that the Company shall not be required to make any payment of additional amounts for or on account of:
          (a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein, (ii) the presentation of a Security of such series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, or (iii) the fact that the Holder and the Company do not deal at arm’s length for the purposes of the applicable taxing legislation;
          (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;
          (c) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of such series;

          (d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security of such series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;
          (e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;
          (f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive 2003/48/EC regarding the taxation of savings income or any other directive amending, supplementing or replacing such directive, or any law implementing or complying with, or introduced in order to conform to, such directive or directives; or
          (g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.
          The foregoing provisions shall apply mutatis mutandis to any withholding or deduction in respect of any amount to be paid by the Company of principal of or interest on a Security of any series (i) for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor or substitute Person to the Company is organized, or any political subdivision or taxing authority thereof or therein; or (ii) if another Person merges into or transfers its assets to the Company pursuant to Section 801, for or on account of any taxes, assessments or governmental charges levied by the jurisdiction in which such other Person is organized, or by any political subdivision or taxing authority thereof, as a result of (x) the Company’s being treated as engaged in a trade or business, or having a permanent establishment, in such jurisdiction and (y) the payment of principal or interest being allocable or attributable to such trade or business or permanent establishment.
          Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee, as Paying Agent, in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          In Witness Whereof, the Company has caused this instrument to be duly executed.
Dated: January 28, 2011

TOTAL CAPITAL CANADA LTD.

By

Name: Jérôme Schmitt
Title: President

Trustee’s Certificate of Authentication
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated: January 28, 2011

THE BANK OF NEW YORK MELLON, as Trustee

By

Authorized Signatory

Reverse of Security
          This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued outside France in one or more series under an Indenture, dated as of January 28, 2011 (herein called the “Indenture”), among the Company, as issuer, TOTAL S.A., as Guarantor (herein called the “Guarantor”), and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$ 750,000,000.
          The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail, as a whole or in part, at any time and from time to time at a redemption price (the “Optional Mark-Whole Redemption Price”) equal to the greater of (i) 100% of the principal amount of the notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (not including any portion of payments of interest accrued to the date of redemption (the “Redemption Date”)) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus accrued and unpaid interest to the Redemption Date.
          For purposes of determining the Optional Make-Whole Redemption Price, the following definitions are applicable.
          “Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
          “Comparable Treasury Issue” means the U.S. Treasury security or securities selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.
          “Comparable Treasury Price” means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date.

          “Quotation Agent” means one of the Reference Treasury Dealers appointed by Total Capital Canada Ltd. and TOTAL S.A.
          “Reference Treasury Dealer” means each of Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, RBS Securities Inc. and UBS Securities LLC or its affiliates which are primary U.S. government securities dealers, and its respective successors, and three other primary U.S. government securities dealers selected by Total Capital Canada Ltd. and TOTAL S.A., provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in the United States (a “primary treasury dealer”), Total Capital Canada Ltd. and TOTAL S.A. shall substitute therefore another primary treasury dealer.
          “Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such Redemption Date.
          Interest will be computed on the basis of a 360-day year of twelve 30-day months.
          “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking or trust institutions in The City of New York are authorized generally or obligated by law, regulation or executive order to close.
          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
          In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
          This Security is also redeemable prior to Stated Maturity as permitted under Section 1108 (“Optional Redemption Due to Changes in Tax Treatment”); the date specified for the Securities of this series, for the purpose of said Section 1108, is January 28, 2011.
          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.
          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
          The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$ 1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.
          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.
          The Indenture provides that the Company and the Guarantor, at the Guarantor’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or the Guarantor deposits, in trust, with the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of, and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities and Guarantee, and certain other conditions are satisfied.
          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Guarantee of Total S.A.
          For value received, TOTAL S.A., a société anonyme duly organized and existing under the laws of the Republic of France (herein called the “Guarantor”, which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee referred to in such Indenture due and prompt payment of the principal of (and premium, if any) and interest (including additional amounts) on such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Total Capital Canada Ltd., a corporation duly organized and existing under the laws of Alberta, Canada (herein called the “Company”, which term includes any successor corporation under such Indenture) punctually to make any such principal, premium or interest (including additional amounts) payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.
          The Guarantor hereby further agrees, subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority thereof or therein) in respect of any amounts to be paid by the Guarantor under this Guarantee, the Guarantor will pay to the Holder of a Security of such series such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is otherwise entitled; provided, however, that the Guarantor shall not be required to make any payment of additional amounts for or on account of:
          (a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein, (ii) the presentation of a Security of such series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, or (iii) the fact that the Holder and the Company do not deal at arm’s length for the purposes of the applicable taxing legislation;

          (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;
          (c) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of such series;
          (d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security of such series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;
          (e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;
          (f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive 2003/48/EC regarding the taxation of savings income or any other directive amending, supplementing or replacing such directive, or any law implementing or complying with, or introduced in order to conform to, such directive or directives;
          or (g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.
          The foregoing provisions shall apply mutatis mutandis to any withholding or deduction in respect of any amount to be paid by the Guarantor of principal of or interest on a Security of any series (i) for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor to the Guarantor is organized, or any political subdivision or taxing authority thereof or therein; or (ii) if another Person merges into or transfers its assets to the Guarantor pursuant to Section 801, for or on account of any taxes, assessments or governmental charges levied by the jurisdiction in which such other Person is organized, or by any political subdivision or taxing authority thereof, as a result of (x) the Guarantor’s being treated as engaged in a trade or business, or having a permanent establishment, in such jurisdiction and (y) the payment of principal or interest being allocable or attributable to such trade or business or permanent establishment.

          The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or such Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of (and premium, if any) and interest on such Security. This Guarantee is a guarantee of payment and not of collection.
          The Guarantor shall be subrogated to all rights of the Holder of such Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities of the same series issued under such Indenture shall have been paid in full.
          No reference herein to such Indenture and no provision of this Guarantee or of such indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of (and premium, if any) and interest on the Security upon which this Guarantee is endorsed at the times, place and rate, and in the cash or currency prescribed therein.
          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.
          All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

          IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed manually or in facsimile by a person duly authorized in that behalf.
Dated: January 28, 2011

TOTAL S.A.

By

Name: Jérôme Schmitt
Title: Treasurer
Attest:

Name:	Charles Paris de Bollardière
Title:	Secretary

Annex B
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
Total Capital Canada Ltd.
Floating Rate Guaranteed Note Due 2014

No. [•]	U.S.$ [•] CUSIP 89153U AA9 ISIN US89153UAA97
          Total Capital Canada Ltd., a corporation duly organized and existing under the laws of Alberta, Canada, having its registered office at 2900, 240 – 4th Avenue S.W., Calgary, Alberta, T2P 4H4, Canada (herein called the “Company”, which term includes any successor or substitute corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [•] (U.S.$ [•]) on January 17, 2014, and to pay interest thereon from January 28, 2011 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on January 17, April 17, July 17 and October 17 of each year (subject to adjustment in accordance with the Day Count Convention)(each an “Interest Payment Date”), commencing April 17, 2011 up to and including January 17, 2014, at a floating rate equal to the 3-month U.S. dollar London

Interbank Offered Rate (“LIBOR”), reset quarterly, plus a margin of 0.38%, as described below (subject to adjustment as provided herein) until the principal hereof is paid or made available for payment.
          The interest rate for the first Interest Period (as defined below) will be LIBOR, as determined on January 26, 2011, plus a margin of 0.38%. Thereafter, the interest rate for any Interest Period will be LIBOR, as determined on the applicable Interest Determination Date (as defined below), plus a margin of 0.38%. The interest rate will be reset quarterly on each Interest Reset Date (as defined below). For each Interest Period, interest will be calculated on the basis of the actual number of days elapsed and a 360-day year. “Interest Period” means the period beginning on, and including, an Interest Payment Date and ending on, but not including, the following Interest Payment Date; provided that the first Interest Period will begin on January 28, 2011, and will end on, but not include, the first Interest Payment Date. The Interest Reset Date for each Interest Period other than the first Interest Period will be the first day of such Interest Period, subject to adjustment in accordance with the Day Count Convention specified below. The Interest Determination Date relating to a particular Interest Reset Date will be the second London Business Day preceding such Interest Reset Date.
          With respect to any Interest Determination Date, LIBOR will be the rate for deposits in U.S. dollars having a maturity of three months commencing on the Interest Reset Date that appears on the Designated LIBOR Page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, LIBOR, in respect of that Interest Determination Date, will be determined as follows: the Calculation Agent (as defined below) will request the principal London offices of each of four major reference banks in the London interbank market (which may include the Calculation Agent, the paying Agents or their affiliates), as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months, commencing on the Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards). If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards) of the rates quoted at approximately 11:00 a.m., New York City time, on the Interest Determination Date by three major banks in The City of New York (which may include the Calculation Agent, the Paying Agents or their affiliates) selected by the Calculation Agent (after consultation with the Company) for loans in U.S. dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time; provided, however, that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR determined as of that Interest Determination Date will be LIBOR in effect on that Interest Determination Date. The Designated LIBOR Page is the Reuters screen “LIBOR01”, or any successor service for the purpose of displaying the London interbank rates of major banks for U.S. dollars. The Reuters screen “LIBOR01” is the display designated as the Reuters screen “LIBOR01”, or such other page as may replace the Reuters screen “LIBOR01” on that service or such other service or services as may be denominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits.
          Day Count Convention. If any Interest Reset Date or Interest Payment Date (other than the Stated Maturity date) would otherwise fall on a day that is not a Business Day (as defined below), the relevant date will be postponed to the next day that is a Business Day, provided, however, that, if that date would fall in the next succeeding month, such date will be the immediately preceding Business Day. If any such Interest Payment Date (other than the Stated Maturity date) is postponed or brought forward as described above, the interest amount will be adjusted accordingly. If the Stated Maturity date falls on a day that is not a Business Day, payment of principal and interest on the Securities will be made on the next day that is a Business Day, and no interest will accrue for the period from and after the Stated Maturity date. “Business Day” means any day that is a New York Business Day and a London Business Day. “New York Business Day” means any weekday on which banking or trust institutions in the City of New York are not authorized generally or obligated by law, regulation or executive order to close. “London Business Day” any weekday on which banking or trust institutions in London are not authorized generally or obligated by law, regulation or executive order to close.
          Calculation Agent. The Company has initially appointed The Bank of New York Mellon as Calculation Agent to act as such agent with respect to this Security, but the Company may, in its sole discretion, appoint any other institution to serve as any such agent from time to time. The Company will give the Trustee prompt written notice of any change in any such appointment.
          All calculations made by the Calculation Agent for the purposes of calculating the interest rate on this Security shall be conclusive and binding on the Holders of Securities, the Company, the Guarantor and the Trustee, absent manifest error.
          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 2, April 2, July 2 or October 2 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
          If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority thereof or therein) in respect of any amounts to be paid by the Company of principal of or interest on a Security of any series, then the Company will pay to the Holder of a Security of such series such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is otherwise entitled; provided, however, that the Company shall not be required to make any payment of additional amounts for or on account of:
          (a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein, (ii) the presentation of a Security of such series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, or (iii) the fact that the Holder and the Company do not deal at arm’s length for the purposes of the applicable taxing legislation;
          (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;
          (c) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of such series;
          (d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security of such series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

          (e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;
          (f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive 2003/48/EC regarding the taxation of savings income or any other directive amending, supplementing or replacing such directive, or any law implementing or complying with, or introduced in order to conform to, such directive or directives; or
          (g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.
          The foregoing provisions shall apply mutatis mutandis to any withholding or deduction in respect of any amount to be paid by the Company of principal of or interest on a Security of any series (i) for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor or substitute Person to the Company is organized, or any political subdivision or taxing authority thereof or therein; or (ii) if another Person merges into or transfers its assets to the Company pursuant to Section 801, for or on account of any taxes, assessments or governmental charges levied by the jurisdiction in which such other Person is organized, or by any political subdivision or taxing authority thereof, as a result of (x) the Company’s being treated as engaged in a trade or business, or having a permanent establishment, in such jurisdiction and (y) the payment of principal or interest being allocable or attributable to such trade or business or permanent establishment.
          Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee, as Paying Agent, in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          In Witness Whereof, the Company has caused this instrument to be duly executed.
Dated: January 28, 2011

TOTAL CAPITAL CANADA LTD.

By

Name: Jérôme Schmitt
Title: President

Trustee’s Certificate of Authentication
          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated: January 28, 2011

THE BANK OF NEW YORK MELLON, as Trustee

By

Authorized Signatory

Reverse of Security
          This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued outside France in one or more series under an Indenture, dated as of January 28, 2011 (herein called the “Indenture”), among the Company, as issuer, TOTAL S.A., as Guarantor (herein called the “Guarantor”), and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$ 750,000,000.
          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
          In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
          This Security is also redeemable prior to Stated Maturity as permitted under Section 1108 (“Optional Redemption Due to Changes in Tax Treatment”); the date specified for the Securities of this series, for the purpose of said Section 1108, is January 28, 2011.
          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.
          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
          The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$ 1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.
          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
          Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.
          The Indenture provides that the Company and the Guarantor, at the Guarantor’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or the Guarantor deposits, in trust, with the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of, and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities and Guarantee, and certain other conditions are satisfied.
          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Guarantee of Total S.A.
          For value received, TOTAL S.A., a société anonyme duly organized and existing under the laws of the Republic of France (herein called the “Guarantor”, which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee referred to in such Indenture due and prompt payment of the principal of (and premium, if any) and interest (including additional amounts) on such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Total Capital Canada Ltd., a corporation duly organized and existing under the laws of Alberta, Canada (herein called the “Company”, which term includes any successor corporation under such Indenture) punctually to make any such principal, premium or interest (including additional amounts) payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.
          The Guarantor hereby further agrees, subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority thereof or therein) in respect of any amounts to be paid by the Guarantor under this Guarantee, the Guarantor will pay to the Holder of a Security of such series such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is otherwise entitled; provided, however, that the Guarantor shall not be required to make any payment of additional amounts for or on account of:
          (a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein, (ii) the presentation of a Security of such series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, or (iii) the fact that the Holder and the Company do not deal at arm’s length for the purposes of the applicable taxing legislation;

          (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;
          (c) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of such series;
          (d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security of such series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;
          (e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;
          (f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to the European Union Directive 2003/48/EC regarding the taxation of savings income or any other directive amending, supplementing or replacing such directive, or any law implementing or complying with, or introduced in order to conform to, such directive or directives;
          or (g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.
          The foregoing provisions shall apply mutatis mutandis to any withholding or deduction in respect of any amount to be paid by the Guarantor of principal of or interest on a Security of any series (i) for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor to the Guarantor is organized, or any political subdivision or taxing authority thereof or therein; or (ii) if another Person merges into or transfers its assets to the Guarantor pursuant to Section 801, for or on account of any taxes, assessments or governmental charges levied by the jurisdiction in which such other Person is organized, or by any political subdivision or taxing authority thereof, as a result of (x) the Guarantor’s being treated as engaged in a trade or business, or having a permanent establishment, in such jurisdiction and (y) the payment of principal or interest being allocable or attributable to such trade or business or permanent establishment.

          The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or such Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of (and premium, if any) and interest on such Security. This Guarantee is a guarantee of payment and not of collection.
          The Guarantor shall be subrogated to all rights of the Holder of such Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities of the same series issued under such Indenture shall have been paid in full.
          No reference herein to such Indenture and no provision of this Guarantee or of such indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of (and premium, if any) and interest on the Security upon which this Guarantee is endorsed at the times, place and rate, and in the cash or currency prescribed therein.
          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.
          All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

          IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed manually or in facsimile by a person duly authorized in that behalf.
Dated: January 28, 2011

TOTAL S.A.

By

Name: Jérôme Schmitt
Title: Treasurer
Attest:

Name:	Charles Paris de Bollardière
Title:	Secretary